                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 29, 1998


                               PP&L Resources, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-11459            23-2758192
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)


                                  PP&L, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-905            23-0959590
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)

      TWO NORTH NINTH STREET, ALLENTOWN, PA.               18101-1179
___________________________________________________________________________
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code 610-774-5151


___________________________________________________________________________
      (Former name or former address, if changed since last report.)
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5.  Other Events

	New Bargaining Agreement

	Members of the International Brotherhood of Electrical Workers (IBEW) Local 1600 have ratified a new four-year bargaining agreement with PP&L, Inc. (PP&L). The
IBEW represents approximately 4,100 of PP&L's 6,350 full-time employees. Among other things, the Agreement provides for wage increases for IBEW members of 3.25% in 1998
(effective as of May 18) and 3% in each of the three remaining years. In addition, IBEW members will receive a lump-sum ratification bonus equal to 2% of base pay. The
Agreement also provides that any acquirer of PP&L or purchaser of any part of PP&L's operations "shall agree and become party to and bound by all the terms, conditions, and obligations of the Agreement."








                            SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PP&L RESOURCES, INC.
                           PP&L, INC.



                           By: ________/s/John R. Biggar_______
                                Senior Vice President-Financial


Date:  July 7, 1998